UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):                February 21, 2006
NMHG Holding Co.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-89248	31-1637659

(Commission File Number)	(IRS Employer Identification Number)

650 N.E. Holladay Street, Suite 1600, Portland, OR	97232

(Address of Principal Executive Offices)	(Zip Code)
(503) 721-6000

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     NMHG Holding Co. (“NMHG”), a wholly-owned subsidiary of NACCO Industries, Inc., today announced that it is considering alternatives to enable it to refinance portions of its current outstanding debt, including the redemption of its 10% Senior Notes due 2009 in accordance with the terms and conditions of those securities. There can be no assurances that NMHG will be able to secure financing in amounts or at terms that would enable NMHG to complete any contemplated refinancing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMHG HOLDING CO.
By:	/s/ Reginald R. Eklund
	Name:	Reginald R. Eklund
	Title:	President and Chief Executive Officer

Date: February 21, 2006